SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
UNITED STATES
FORM 8-K
CURRENT REPORT
Date of Report (Date of earliest event reported)
9/15/2008
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Pre commencement communitications pursuant to Rule 13e-4(c) under th Exchange Act (17 CFR 240.13e-4(c))
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(Exact name of issuing entity as specified in its charter)
Structured Adjustable Rate Mortgage Loan Trust, Series 2008-2
(Exact name of depositor as specified in its charter)
Structured Asset Securities Corporation
(Exact name of sponsor as specified in its charter)
Lehman Brothers Holdings Inc.
(State or other jurisdiction of
incorporation)
(Telephone number, including area code)
(I.R.S. Employer Identification No.)
74-2448058
(Address of principal executive offices) (Zip Code)
(Former name, former address, if changed since last report)
No Change
7 4 5 S e v e n t h A v e n u e
New York, New York
10019
(212) 526-7000
Delaware
(Commission File Number)
333-139693-24
Item 1.03 Bankruptcy of Receivership.
Item 9.01 Financial Statements and Exhibits.
On September 15, 2008, Lehman Brothers Holdings Inc. (the Sponsor and the Seller) filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of
New York (In re Lehman Brothers Holdings Inc., 08-13555, U.S. Bankruptcy Court, Southern District of New York
(Manhattan)). Pursuant to Instruction 1 of Item 1.03 to the Securities and Exchange Commission's Current Report
on Form 8-K, the voluntary petition is attached to this Current Report as Exhibit 99.1.
Exhibit 99.1 United States Bankruptcy Court Southern District of New York Voluntary Chapter 11 Petition- Lehman
Brothers Holding Inc.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date:
(Signature)
E. Todd Whittemore
EVP, Master Servicing
E. Todd Whittemore
/s/
9/18/2008
Structured Adjustable Rate Mortgage Loan Trust, Series 2008-2
(Issuing Entity)
EXHIBIT INDEX
Exhibit Number and Descriptions
Exhibit 99.1 United States Bankruptcy Court Southern District of New York Voluntary Chapter 11 Petition- Lehman Brothers
Holding Inc.
Aurora Loan Services LLC, as Master Servicer